UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  JUNE 6, 2003


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-21637                 95-4592204
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


6355 TOPANGA CANYON BLVD., SUITE 120, WOODLAND HILLS, CA           92606
       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (818) 615-1500


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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 6, 2003, Brilliant Digital Entertainment, Inc. (the "Registrant") issued a press release announcing the Registrant's purchase of shares of Altnet, Inc. Common Stock from Joltid Ltd. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1       Press release dated June 6, 2003


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 6, 2003                     BRILLIANT DIGITAL ENTERTAINMENT, INC.


                                 /S/ TYLER TARR
                                 ----------------------------------------------
                                 Tyler Tarr, Chief Financial Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

    99.1                Press release dated June 6, 2003


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